Supplement, dated June 14, 2005,

to the Statements of Additional Information, dated May 2, 2005,

of

Seligman Capital Fund, Inc.

Seligman Common Stock Fund, Inc.

Seligman Communications and Information Fund, Inc.

Seligman Growth Fund, Inc.

Seligman Income and Growth Fund, Inc.

and

Seligman Value Fund Series, Inc.,

and

to the Statements of Additional Information, dated March 1, 2005,

of

Seligman Frontier Fund, Inc. and

Seligman Global Fund Series, Inc.

(collectively, the “Funds”)

Effective June 14, 2005, the following paragraph replaces and supersedes the first paragraph under the heading “Investment Strategies and Risks — Options ” set forth in each Fund's Statement of Additional Information:

Options. The investment manager must seek approval of the Board of Directors to invest in any option if it is of a type the Fund has not previously utilized. Pursuant to this policy, the Board has approved the investment manager’s request that the Fund be permitted to purchase put options, call options, put spreads, call spreads and collars, and to sell covered call options (i.e., where the Fund owns the underlying security) and covered put options (i.e., where the Fund maintains the cash or collateral to cover the obligation created by the put). These instruments are described below.